                                                                    Exhibit 99.3


                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)      SERIES 2005-FF6
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,100,000,000] (APPROXIMATE)

                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-FF6

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         FIRST FRANKLIN FINANCIAL CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             WELLS FARGO BANK, N.A.
                                     TRUSTEE

                                  MAY 10, 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)      SERIES 2005-FF6
--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

FICO & DOCUMENTATION

FICO SCORE       FULL DOC    NO INCOME VER.   LIMTED INCOME VER.   STATED DOC   ALL DOCS     WAC      AVG PRIN BAL    CURRENT LTV
----------       --------    --------------   ------------------   ----------   --------     ---      ------------    -----------
(50 increment)
NOT AVAILABLE
451 TO 500
501 TO 550          2.14%          0.39%               0.03%           0.00%       2.56%    7.711%     147,941.20        76.42%
551 TO 600         12.22%          4.37%               0.19%           0.00%      16.77%    7.354%     177,424.18        80.24%
601 TO 650         24.70%          8.23%               0.14%           1.96%      35.04%    6.801%     212,624.51        84.19%
651 TO 700         19.45%          5.86%               0.38%           3.10%      28.79%    6.411%     257,646.50        83.56%
701 TO 750          8.44%          1.83%               0.03%           1.79%      12.09%    6.152%     281,311.79        83.21%
751 TO 800          2.81%          0.57%               0.01%           1.12%       4.50%    6.127%     312,388.08        83.35%
801 TO 850          0.18%          0.04%               0.00%           0.03%       0.25%    6.169%     226,748.70        82.47%
                   -----          -----                ----            ----      ------     -----      ----------        -----
TOTAL              69.94%         21.29%               0.76%           8.00%     100.00%    6.694%     223,787.46        82.99%
                   =====          =====                ====            ====      ======     =====      ==========        =====


LTV & FICO

CURRENT LTV        NA      451-500    501-550    551-600    601-650    651-700    701-750    751-800    801-850    TOTAL
-----------        --      -------    -------    -------    -------    -------    -------    -------    -------    -----
(10 increment)
0.01 TO 10.00     0.00%     0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%       0.00%
10.01 TO 20.00    0.00%     0.00%      0.00%      0.00%      0.01%      0.01%      0.00%      0.00%      0.00%       0.03%
20.01 TO 30.00    0.00%     0.00%      0.02%      0.02%      0.03%      0.02%      0.00%      0.00%      0.00%       0.09%
30.01 TO 40.00    0.00%     0.00%      0.02%      0.08%      0.13%      0.06%      0.06%      0.06%      0.00%       0.40%
40.01 TO 50.00    0.00%     0.00%      0.06%      0.28%      0.20%      0.05%      0.00%      0.06%      0.00%       0.65%
50.01 TO 60.00    0.00%     0.00%      0.12%      0.67%      0.33%      0.14%      0.14%      0.02%      0.00%       1.40%
60.01 TO 70.00    0.00%     0.00%      0.30%      1.76%      1.15%      0.92%      0.24%      0.17%      0.04%       4.59%
70.01 TO 80.00    0.00%     0.00%      1.19%      5.00%     17.58%     16.85%      7.80%      2.56%      0.11%      51.09%
80.01 TO 90.00    0.00%     0.00%      0.86%      8.77%      7.29%      5.49%      1.84%      0.63%      0.02%      24.90%
90.01 TO 100.00   0.00%     0.00%      0.00%      0.19%      8.32%      5.25%      2.01%      1.00%      0.08%      16.85%
                  ----      ----       ----      -----      -----      -----      -----       ----       ----      ------
TOTAL             0.00%     0.00%      2.56%     16.77%     35.04%     28.79%     12.09%      4.50%      0.25%     100.00%
                  ====      ====       ====      =====      =====      =====      =====       ====       ====      ======


CURRENT LTV         AVG PRIN BAL      WAC      GROSS MARGIN   FULL DOC       NO INCOME VER.   LIMTED INCOME VER.      STATED DOC
-----------         ------------      ---      ------------   --------       --------------   ------------------      ----------
(10 increment)
0.01 TO 10.00                 -           -             -
10.01 TO 20.00        97,616.93       6.642         6.158      100.00%              0.00%              0.00%              0.00%
20.01 TO 30.00       122,519.58       6.546         5.179       51.08%             48.92%              0.00%              0.00%
30.01 TO 40.00       143,708.94       6.343         5.291       35.51%             47.19%              3.79%             13.51%
40.01 TO 50.00       145,693.32       6.657         5.585       60.56%             39.44%              0.00%              0.00%
50.01 TO 60.00       191,254.84       6.673         5.409       54.25%             42.23%              1.68%              1.84%
60.01 TO 70.00       231,418.85       6.474         5.410       56.84%             36.03%              0.69%              6.44%
70.01 TO 80.00       251,974.20       6.269         5.338       86.20%             10.30%              0.56%              2.95%
80.01 TO 90.00       211,299.20       7.085         5.904       57.62%             34.05%              1.15%              7.18%
90.01 TO 100.00      185,506.58       7.480         6.435       44.96%             28.60%              0.72%             25.72%
                     ----------       -----         -----       -----              -----               ----              -----
TOTAL                223,787.46       6.694         5.669       69.94%             21.29%              0.76%              8.00%
                     ==========       =====         =====       =====              =====               ====              =====

PRIN BALANCE & FICO

PRIN BALANCE              NA      451-500     501-550    551-600   601-650     651-700    701-750    751-800     801-850      TOTAL
------------              --      -------     -------    -------   -------     -------    -------    -------     -------      -----
(50,000 increments)
1 TO 50,000              0.00%      0.00%       0.07%      0.17%     0.09%      0.08%      0.02%      0.00%       0.00%        0.43%
50,001 TO 100,000        0.00%      0.00%       0.33%      1.73%     2.22%      1.01%      0.28%      0.15%       0.01%        5.75%
100,001 TO 150,000       0.00%      0.00%       0.41%      2.82%     5.31%      2.68%      1.13%      0.23%       0.05%       12.64%
150,001 TO 200,000       0.00%      0.00%       0.57%      2.78%     4.91%      3.41%      1.09%      0.34%       0.05%       13.15%
200,001 TO 250,000       0.00%      0.00%       0.42%      2.30%     4.05%      2.96%      1.01%      0.19%       0.00%       10.94%
250,001 TO 300,000       0.00%      0.00%       0.27%      1.79%     3.73%      2.76%      1.30%      0.35%       0.00%       10.20%
300,001 TO 350,000       0.00%      0.00%       0.18%      1.48%     2.87%      2.59%      0.95%      0.48%       0.00%        8.55%
350,001 TO 400,000       0.00%      0.00%       0.14%      1.19%     2.36%      1.94%      1.17%      0.47%       0.03%        7.29%
400,001 TO 450,000       0.00%      0.00%       0.08%      0.84%     1.96%      1.69%      0.43%      0.19%       0.04%        5.23%
450,001 TO 500,000       0.00%      0.00%       0.05%      0.60%     1.24%      1.52%      0.56%      0.31%       0.00%        4.26%
500,001 TO 550,000       0.00%      0.00%       0.05%      0.38%     1.53%      1.99%      0.90%      0.47%       0.00%        5.33%
550,001 TO 600,000       0.00%      0.00%       0.00%      0.37%     1.76%      2.03%      0.78%      0.37%       0.00%        5.32%
600,001 TO 650,000       0.00%      0.00%       0.00%      0.06%     0.80%      1.49%      0.45%      0.29%       0.00%        3.09%
650,001 TO 700,000       0.00%      0.00%       0.00%      0.18%     0.93%      0.92%      0.49%      0.43%       0.06%        3.01%
700,001 TO 750,000       0.00%      0.00%       0.00%      0.00%     0.59%      0.79%      0.33%      0.07%       0.00%        1.78%
750,001 TO 800,000       0.00%      0.00%       0.00%      0.07%     0.28%      0.35%      0.43%      0.00%       0.00%        1.13%
800,001 TO 850,000       0.00%      0.00%       0.00%      0.00%     0.23%      0.15%      0.07%      0.08%       0.00%        0.53%
850,001 TO 900,000       0.00%      0.00%       0.00%      0.00%     0.08%      0.24%      0.24%      0.00%       0.00%        0.56%
900,001 TO 950,000       0.00%      0.00%       0.00%      0.00%     0.00%      0.00%      0.08%      0.00%       0.00%        0.08%
950,001 TO 1,000,000     0.00%      0.00%       0.00%      0.00%     0.09%      0.18%      0.17%      0.00%       0.00%        0.44%
1,000,001 >=             0.00%      0.00%       0.00%      0.00%     0.00%      0.00%      0.21%      0.10%       0.00%        0.30%
                         ----       ----        ----      -----     -----      -----      -----       ----        ----       ------
TOTAL:                   0.00%      0.00%       2.56%     16.77%    35.04%     28.79%     12.09%      4.50%       0.25%      100.00%
                         ====       ====        ====      =====     =====      =====      =====       ====        ====       ======


PRIN BALANCE             CURRENT LTV       WAC      GROSS MARGIN     FULL DOC    NO INCOME VER.   LIMTED INCOME VER.     STATED DOC
------------             -----------       ---      ------------     --------    --------------   ------------------     ----------
(50,000 increments)
1 TO 50,000                80.30%         8.020         6.426          78.38%          18.06%              0.90%             2.66%
50,001 TO 100,000          83.64%         7.445         6.082          71.73%          26.35%              0.44%             1.48%
100,001 TO 150,000         84.07%         7.058         5.925          65.93%          30.83%              0.70%             2.54%
150,001 TO 200,000         83.76%         6.886         5.814          63.71%          32.28%              1.05%             2.96%
200,001 TO 250,000         83.58%         6.792         5.733          66.07%          27.53%              0.18%             6.21%
250,001 TO 300,000         83.40%         6.683         5.627          67.93%          21.70%              1.48%             8.89%
300,001 TO 350,000         83.63%         6.617         5.608          71.45%          17.52%              0.37%            10.66%
350,001 TO 400,000         82.99%         6.555         5.574          66.69%          21.99%              1.91%             9.41%
400,001 TO 450,000         84.46%         6.632         5.625          64.69%          19.14%              1.43%            14.74%
450,001 TO 500,000         84.74%         6.463         5.567          68.46%          15.23%              1.02%            15.29%
500,001 TO 550,000         82.10%         6.372         5.527          74.46%          11.52%              0.89%            13.13%
550,001 TO 600,000         81.71%         6.381         5.471          72.51%           9.92%              0.00%            17.58%
600,001 TO 650,000         81.26%         6.107         5.375          83.28%           5.62%              0.00%            11.10%
650,001 TO 700,000         80.10%         6.256         5.432          88.00%           1.99%              0.00%            10.01%
700,001 TO 750,000         78.45%         6.084         5.363          92.59%           3.72%              0.00%             3.69%
750,001 TO 800,000         77.84%         6.024         5.427          80.88%          12.70%              0.00%             6.41%
800,001 TO 850,000         74.91%         5.731         5.249         100.00%           0.00%              0.00%             0.00%
850,001 TO 900,000         73.33%         6.091         5.233          86.04%           0.00%              0.00%            13.96%
900,001 TO 950,000         80.00%         5.875         5.375         100.00%           0.00%              0.00%             0.00%
950,001 TO 1,000,000       73.68%         5.800         4.411         100.00%           0.00%              0.00%             0.00%
1,000,001 >=               69.47%         5.738         5.368          68.15%           0.00%              0.00%            31.85%
                           -----          -----         -----          -----           -----               ----              ----
TOTAL:                     82.99%         6.694         5.669          69.94%          21.29%              0.76%             8.00%
                           =====          =====         =====          =====           =====               ====              ====



PREPAYMENT PENALTY & FICO

PREPAYMENT PENALTY TERM    NA     451-500    501-550   551-600     601-650    651-700   701-750     751-800    801-850      TOTAL
-----------------------    --     -------    -------   -------     -------    -------   -------     -------    -------      -----
(whatever increments)
0                         0.00%     0.00%      0.39%     2.98%       6.62%     6.24%      1.96%       0.66%     0.03%        18.88%
12                        0.00%     0.00%      0.21%     0.90%       2.35%     2.06%      0.69%       0.47%     0.02%         6.70%
24                        0.00%     0.00%      1.22%     9.00%      16.58%    12.29%      5.34%       2.20%     0.02%        46.65%
36                        0.00%     0.00%      0.74%     3.88%       9.49%     8.21%      4.09%       1.17%     0.18%        27.77%
                          ----      ----       ----     -----       -----     -----      -----        ----      ----        ------
TOTAL:                    0.00%     0.00%      2.56%    16.77%      35.04%    28.79%     12.09%       4.50%     0.25%       100.00%
                          ====      ====       ====     =====       =====     =====      =====        ====      ====        ======


PREPAYMENT PENALTY TERM  CURRENT LTV    WAC    GROSS MARGIN   AVG PRIN BAL  FULL DOC  NO INCOME VER.  LIMTED INCOME VER.  STATED DOC
-----------------------  -----------    ---    ------------   ------------  --------  --------------  ------------------  ----------
(whatever increments)
0                          83.68%      6.969       5.797      208,549.660    59.08%       29.14%              0.70%         11.08%
12                         82.22%      6.901       5.623      306,663.660    67.48%       17.66%              0.83%         14.03%
24                         83.24%      6.652       5.663      229,350.700    75.03%       16.62%              0.67%          7.68%
36                         82.29%      6.529       5.601      211,868.700    69.37%       24.69%              0.94%          5.00%
                           -----       -----       -----      -----------    -----        -----               ----           ----
TOTAL:                     82.99%      6.694       5.669      223,787.460    69.94%       21.29%              0.76%          8.00%
                           =====       =====       =====      ===========    =====        =====               ====           ====

MORTG RATES & FICO

MORTG RATES          NA      451-500   501-550   551-600   601-650    651-700   701-750   751-800    801-850       TOTAL
-----------          --      -------   -------   -------   -------    -------   -------   -------    -------       -----
(50 bps increment)
4.001 TO 4.500      0.00%     0.00%     0.00%      0.00%     0.00%     0.02%     0.00%      0.00%     0.00%          0.02%
4.501 TO 5.000      0.00%     0.00%     0.00%      0.00%     0.07%     0.18%     0.61%      0.41%     0.03%          1.30%
5.001 TO 5.500      0.00%     0.00%     0.00%      0.02%     0.96%     2.13%     2.26%      0.83%     0.04%          6.23%
5.501 TO 6.000      0.00%     0.00%     0.00%      0.31%     5.50%     8.41%     3.80%      1.20%     0.06%         19.28%
6.001 TO 6.500      0.00%     0.00%     0.10%      1.99%     8.25%     7.81%     2.20%      0.68%     0.04%         21.06%
6.501 TO 7.000      0.00%     0.00%     0.33%      3.92%     8.70%     4.99%     1.37%      0.74%     0.02%         20.07%
7.001 TO 7.500      0.00%     0.00%     0.60%      4.09%     5.99%     3.05%     1.13%      0.48%     0.04%         15.37%
7.501 TO 8.000      0.00%     0.00%     0.91%      3.78%     3.32%     1.75%     0.51%      0.15%     0.01%         10.44%
8.001 TO 8.500      0.00%     0.00%     0.41%      1.87%     1.54%     0.34%     0.17%      0.02%     0.00%          4.35%
8.501 TO 9.000      0.00%     0.00%     0.20%      0.67%     0.53%     0.10%     0.02%      0.00%     0.00%          1.52%
9.001 TO 9.500      0.00%     0.00%     0.02%      0.11%     0.18%     0.00%     0.01%      0.00%     0.00%          0.32%
9.501 TO 10.000     0.00%     0.00%     0.00%      0.02%     0.01%     0.00%     0.00%      0.00%     0.00%          0.03%
                    ----      ----      ----      -----     -----     -----     -----       ----      ----         ------
TOTAL:              0.00%     0.00%     2.56%     16.77%    35.04%    28.79%    12.09%      4.50%     0.25%        100.00%
                    ====      ====      ====      =====     =====     =====     =====       ====      ====         ======


MORTG RATES         CURRENT LTV      WAC   GROSS MARGIN   AVG PRIN BAL   FULL DOC   NO INCOME VER.   LIMTED INCOME VER.  STATED DOC
-----------         -----------      ---   ------------   ------------   --------   --------------   ------------------  ----------
(50 bps increment)
4.001 TO 4.500          80.00%      4.500     5.0000       182,400.00     100.00%         0.00%              0.00%          0.00%
4.501 TO 5.000          77.57%      4.921     5.0003       376,371.34      84.87%        11.44%              1.23%          2.46%
5.001 TO 5.500          78.38%      5.389     5.0375       328,993.46      88.36%         8.87%              1.32%          1.45%
5.501 TO 6.000          78.57%      5.844     5.1863       310,543.79      80.80%        13.78%              0.42%          5.01%
6.001 TO 6.500          80.40%      6.328     5.4641       261,699.08      71.45%        22.99%              0.00%          5.56%
6.501 TO 7.000          82.94%      6.816     5.7578       215,206.10      61.89%        27.84%              1.24%          9.03%
7.001 TO 7.500          87.11%      7.322     6.0453       197,004.68      61.08%        24.15%              0.91%         13.87%
7.501 TO 8.000          89.26%      7.793     6.2879       166,700.63      59.79%        27.45%              1.48%         11.28%
8.001 TO 8.500          90.08%      8.300     6.5851       138,730.72      74.06%        15.96%              0.66%          9.32%
8.501 TO 9.000          91.56%      8.730     6.7298       119,026.63      79.56%        10.26%              0.79%          9.40%
9.001 TO 9.500          94.16%      9.280     7.0573        97,319.24      55.62%        21.12%              0.00%         23.26%
9.501 TO 10.000         87.41%      9.838     7.5000        74,286.64      73.56%        26.44%              0.00%          0.00%
                        -----     -------     ------       ----------      -----         -----               ----           ----
TOTAL:                  82.99%    6.69439     5.6685       223,787.46      69.94%        21.29%              0.76%          8.00%
                        =====     =======     ======       ==========      =====         =====               ====           ====

MORTG RATES & LTV

MORTG RATES         LTV 0-10  LTV 11-20    21-30   31-40    41-50    51-60    61-70      71-80      81-90      91-100     TOTAL
-----------         --------  ---------    -----   -----    -----    -----    -----      -----      -----      ------     -----
(50 bps increment)
4.001 TO 4.500        0.00%      0.00%     0.00%   0.00%    0.00%    0.00%    0.00%      0.02%      0.00%       0.00%      0.02%
4.501 TO 5.000        0.00%      0.00%     0.00%   0.02%    0.00%    0.03%    0.09%      1.15%      0.00%       0.00%      1.30%
5.001 TO 5.500        0.00%      0.00%     0.02%   0.03%    0.03%    0.07%    0.30%      5.57%      0.21%       0.00%      6.23%
5.501 TO 6.000        0.00%      0.00%     0.00%   0.17%    0.17%    0.16%    1.08%     15.91%      1.55%       0.25%     19.28%
6.001 TO 6.500        0.00%      0.02%     0.02%   0.03%    0.10%    0.29%    1.23%     13.76%      4.52%       1.09%     21.06%
6.501 TO 7.000        0.00%      0.00%     0.02%   0.07%    0.14%    0.50%    1.05%      8.44%      6.78%       3.06%     20.07%
7.001 TO 7.500        0.00%      0.00%     0.03%   0.03%    0.11%    0.20%    0.49%      3.72%      5.47%       5.32%     15.37%
7.501 TO 8.000        0.00%      0.00%     0.00%   0.03%    0.07%    0.10%    0.29%      1.60%      4.00%       4.35%     10.44%
8.001 TO 8.500        0.00%      0.00%     0.00%   0.01%    0.02%    0.04%    0.06%      0.66%      1.63%       1.92%      4.35%
8.501 TO 9.000        0.00%      0.00%     0.00%   0.00%    0.00%    0.00%    0.00%      0.20%      0.65%       0.67%      1.52%
9.001 TO 9.500        0.00%      0.00%     0.00%   0.00%    0.00%    0.00%    0.00%      0.04%      0.08%       0.19%      0.32%
9.501 TO 10.000       0.00%      0.00%     0.00%   0.00%    0.00%    0.00%    0.00%      0.01%      0.01%       0.01%      0.03%
                      ----       ----      ----    ----     ----     ----     ----      -----      -----       -----     ------
TOTAL:                0.00%      0.03%     0.09%   0.40%    0.65%    1.40%    4.59%     51.09%     24.90%      16.85%    100.00%
                      ====       ====      ====    ====     ====     ====     ====      =====      =====       =====     ======


MORTG RATES            AVG FICO   GROSS MARGIN   AVG PRIN BAL    FULL DOC      NO INCOME VER.   LIMTED INCOME VER.   STATED DOC
-----------            --------   ------------   ------------    --------      --------------   ------------------   ----------
(50 bps increment)
4.001 TO 4.500         668.000        5.000       182,400.00      100.00%            0.00%               0.00%           0.00%
4.501 TO 5.000         724.870        5.000       376,371.34       84.87%           11.44%               1.23%           2.46%
5.001 TO 5.500         700.200        5.038       328,993.46       88.36%            8.87%               1.32%           1.45%
5.501 TO 6.000         676.080        5.186       310,543.79       80.80%           13.78%               0.42%           5.01%
6.001 TO 6.500         653.720        5.464       261,699.08       71.45%           22.99%               0.00%           5.56%
6.501 TO 7.000         638.230        5.758       215,206.10       61.89%           27.84%               1.24%           9.03%
7.001 TO 7.500         629.060        6.045       197,004.68       61.08%           24.15%               0.91%          13.87%
7.501 TO 8.000         614.350        6.288       166,700.63       59.79%           27.45%               1.48%          11.28%
8.001 TO 8.500         601.650        6.585       138,730.72       74.06%           15.96%               0.66%           9.32%
8.501 TO 9.000         592.330        6.730       119,026.63       79.56%           10.26%               0.79%           9.40%
9.001 TO 9.500         604.560        7.057        97,319.24       55.62%           21.12%               0.00%          23.26%
9.501 TO 10.000        583.420        7.500        74,286.64       73.56%           26.44%               0.00%           0.00%
                       -------        -----       ----------       -----            -----                ----            ----
TOTAL:                 647.460        5.669       223,787.46       69.94%           21.29%               0.76%           8.00%
                       =======        =====       ==========       =====            =====                ====            ====